UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):   September 4, 2003



                            ELIZABETH ARDEN, INC.
            (Exact name of registrant as specified in its charter)




           Florida                      1-6370               59-0914138
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)



14100 N.W. 60th Avenue, Miami Lakes, Florida                     33014
  (Address of principal executive offices)                     (Zip Code)



    Registrant's telephone number, including area code:   (305) 818-8000




         _____________________________________________________________
         (Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               99.1   Press Release dated September 4, 2003.


Item 12.  Results of Operations and Financial Condition.

      On September 4, 2003, Elizabeth Arden, Inc. (the "Company") issued a press release to (i) announce the financial results for the Company's second quarter ended July 26, 2003, and (ii) to provide net sales and diluted earnings per share guidance for the remainder of fiscal year 2004.

      A copy of the press release is attached to this Form 8-K as Exhibit
99.1.




                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ELIZABETH ARDEN, INC.

Date:  September 4, 2003                    /s/ Stephen J. Smith
       -----------------                    --------------------
                                            Stephen J. Smith
                                            Executive Vice President and
                                             Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit Number                          Description
--------------    -----------------------------------------------------------
     99.1         Elizabeth Arden, Inc. Second Quarter Results Press Release
                   dated September 4, 2003.